UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 24, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2011, Midway Gold Corp. (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Haywood Securities Inc. (the “Underwriter”) pursuant to which the Underwriter agreed to purchase 7,500,000 common shares of the Registrant (“Common Shares”) on a bought deal basis at a purchase price of US$1.60 per Common Share for aggregate gross proceeds to the Registrant of US$12,000,000 (the “Offering”).  Pursuant to the Underwriting Agreement, the Registrant has agreed to pay the Underwriter a cash commission equal to 5% of the aggregate gross proceeds of the Offering and to pay for the expenses of the Offering.

The Registrant intends to the use the net proceeds of the Offering to advance its projects, to fund its general and administrative costs, and for general working capital purposes.

The Common Shares are being offered in the United States by way of a prospectus supplement to the Registrant's base shelf prospectus contained in the Registrant's shelf registration statement on Form S-3, filed with the United States Securities and Exchange Commission (the “SEC”) on February 2, 2011, and in Canada by way of a prospectus supplement to the Registrant’s existing base shelf prospectus, dated April 21, 2011, and filed with the securities commissions in the provinces of British Columbia, Alberta and Ontario.

The Offering is expected to close on or about June 6, 2011 and is subject to the receipt of all necessary regulatory approvals, including the approval of the TSX Venture Exchange and the NYSE Amex Equities.

The foregoing description of the Offering is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 20, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the Offering.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated May 24, 2011*
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering, dated May 24, 2011*
99.1	Press Release announcing the Offering, dated May 20, 2011**

*
These exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009) filed with the SEC on February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.

**	This exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 24, 2011	By:	/s/ Kenneth Brunk
Kenneth Brunk President

EXHIBIT INDEX

The following Exhibits relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
1.1	Underwriting Agreement, dated May 24, 2011*
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering, dated May 24, 2011*
99.1	Press Release announcing the Offering, dated May 20, 2011**

*
These exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009) filed with the SEC on February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.

**	This exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.